Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES THIRD QUARTER RESULTS

Vancouver, BC (November 14, 2005) – Chemokine Therapeutics Corp. (the Company) (Toronto Stock Exchange: CTI; OTCBB: CHKT), a biotechnology company developing peptide-based therapies to treat cancer, blood disorders, cardiovascular and infectious disease, today announced the financial and operating results of the third quarter ended September 30, 2005.

Third quarter highlights:

•

The discovery of an additional potential application for the Company’s chemokine analog, CTCE-0214. As published in the Journal Stem Cells, the Company’s second lead product CTCE-0214 significantly multiplied the number of stem cells and related progenitor cell subsets from human cord blood through a process called ex-vivo expansion.  The CTCE-0214 treated cells demonstrated significantly improved survival and enhanced engraftment characteristics in an experimental model of stem cell transplantation.  These properties may enhance the use of human umbilical cord stem cells for use in regenerative medicine;

•

The granting of orphan-drug designation assigned to CTCE-9908 for the treatment of osteogenic sarcoma.  With orphan-drug designation, the Company may benefit from the availability of additional regulatory and clinical resources in the development of CTCE-9908;

•

Completion of manufactured quantities of bulk material, in accordance with good manufacturing practices (GMP), of the Company’s compounds, CTCE-9908 and CTCE-0214 to be used for upcoming clinical trials; and

•

Strengthening of the Company’s Scientific and Clinical Advisory boards with the addition of Dr. Shahin Rafii, a world-renowned stem cell researcher from Cornell University Medical College, New York.

“Preparation for the clinical trial programs slated to begin by year end was a priority for the Company this third quarter," said Dr. Hassan Salari, President and CEO of Chemokine Therapeutics.  "Not only did we complete the critical tasks required for our regulatory submissions in the U.S. and Canada, we continue to make progress with our research and development efforts identifying promising new therapeutic applications based on chemokine biology.”

Financial Results - Unaudited

(All amounts in U.S. dollars and in accordance with U.S. GAAP unless otherwise specified)

We incurred a net loss of $1,618,521 ($0.05 per share) during the three months ended September 30, 2005 compared to a net loss of $446,185 ($0.03 per share) during the same period in 2004. The increase in our net loss was principally due to the increase in research and development expenses and general and administrative expenses as described below.

Research and development expenses were $1,051,986 during the three months ended September 30, 2005, compared to $229,756 recorded for the three months ended September 30, 2004.  Research and development expenses in the current period were primarily attributable to preclinical and clinical studies, research staff salaries, and manufacturing of compound for clinical trials.

General and administrative expenses were $598,743 for the three months ended September 30, 2005 compared to $236,461 in the same period in 2004.  The increase reflects higher professional fees for accounting and legal services and additional salary costs for employees we hired to assist us in managing the growth of our company as well as with the compliance as a publicly reporting company under Canadian and U.S. securities laws.  Other general and administrative expenses included patent costs, consulting, marketing and promotion expenses incurred for investor relations and business development.

A higher market share price at the end of the third quarter compared to the market share price at the end of the second quarter resulted in a non-cash expense of $321,650 for stock option-based compensation recorded under variable accounting.  The stock options that this expense applies to are stock options that were granted in May 2004.  No options were granted in the current quarter.  There was no stock-based compensation expense in the comparable quarter in 2004.

We realized other income of $95,721 for the three months ended September 30, 2005, compared to $2,001 for the three months ended September 30, 2004.  Other income consisted primarily of interest earned on cash balances and investments.

As of September 30, 2005 we had funds available of $8,239,920 compared with $11,436,478 as of December 31, 2004.  For the three months ended September 30, 2005, we used net cash of $1,400,405 in operating activities primarily consisting of the net loss for the period of $1,618,521, offset by a $321,650 non-cash stock-based compensation charge.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration. Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five product candidates with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Financial Tables Follow:

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

(Expressed in U.S. dollars)

(Audited)

	September 30,	December 31,
	2005	2004
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$5,348,181	$11,436,478
Investments	2,891,739	–
Amounts receivable	40,417	5,560
Prepaid expense and deposits	89,194	57,898

TOTAL CURRENT ASSETS	8,369,531	11,499,936

PROPERTY AND EQUIPMENT	355,076	19,625

LICENSE	25,916	31,687

	$8,750,523	$11,551,248

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$102,433	$613,167
Deferred revenue	–	275,000
Due to affiliates	23,861	26,322
Current portion of capital lease obligation due within one year	10,538	–
TOTAL CURRENT LIABILITIES	136,832	914,489

CAPITAL LEASE OBLIGATION	24,146	–
	160,978	914,489

STOCKHOLDERS’ EQUITY

PREFERRED STOCK
Authorized – 6,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: September 30, 2005 – 2,000,000; December 31, 2004 – 2,000,000	2,000	2,000

COMMON STOCK
Authorized – 100,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: September 30, 2005 – 31,851,206; December 31, 2004 – 29,343,206	31,851	29,343

ADDITIONAL PAID-IN CAPITAL	23,712,930	21,620,796

(DEFICIT) ACCUMULATED DURING THE DEVELOPMENT STAGE	(15,157,236)	(11,015,380)

	8,589,545	10,636,759

	$8,750,523	$11,551,248

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS

(Expressed in U.S. dollars)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004

REVENUE	$-	$-	$275,000	$-

EXPENSES
Research and development	1,051,986	229,756	2,526,187	1,314,174
General and administrative	598,743	236,461	1,884,613	667,335
Stock-based compensation	321,650	-	323,815	-
Amortization of license	1,924	1,923	5,771	6,739
Depreciation of property and equipment	16,452	2,582	27,860	7,395
Foreign exchange loss (gain)	(276,513)	(22,536)	(135,251)	(8,963)

	1,714,242	448,186	4,632,995	1,986,680

OTHER INCOME	95,721	2,001	216,139	10,504

NET (LOSS)	$(1,618,521)	$(446,185)	$(4,141,856)	$(1,976,176)

NET (LOSS) PER COMMON SHARE -
FOR THE PERIOD – BASIC AND DILUTED	$(0.05)	$(0.03)	$(0.13)	$(0.17)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	31,804,858	12,819,106	31,517,873	11,438,546

For further information contact:

Chemokine Therapeutics Corp.

David Karp

Chief Financial Officer

Phone: (604) 822-3347

E-mail: dkarp@chemokine.net

Frederica Bell

Director of Investor Relations

Phone: (604) 827-3131

E-mail: fbell@chemokine.net

CEOCast Inc. Edward Lewis Public Relations Manager Phone : (212) 732-4300 E-mail : elewis@ceocast.com